UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 24, 2012 (Date of earliest event reported)
Merchants Bancshares, Inc. (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	000-11595 (Commission File Number)	03-0287342 (IRS Employer Identification Number)

275 Kennedy Drive (Address of principal executive offices)		05403 (Zip Code)
(802) 658-3400 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

The following information is furnished under Item 2.02 - "Results of Operations and Financial Condition" and such information, including the exhibit attached hereto, shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

On October 24, 2012, Merchants Bancshares, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2012. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Merchants Bancshares, Inc. dated October 24, 2012

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 24, 2012	MERCHANTS BANCSHARES, INC. By: /s/ Janet P. Spitler Janet P. Spitler Chief Financial Officer & Treasurer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Merchants Bancshares, Inc. dated October 24, 2012